ORITANI FINANCIAL CORP.

Investor Presentation

November 25, 2014

Forward-Looking Statements

- This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:
  - statements of our goals, intentions and expectations;
  - statements regarding our business plans, prospects, growth and operating strategies;
  - statements regarding the asset quality of our loan and investment portfolios; and
  - estimates of our risks and future costs and benefits.
- These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
- The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
  - changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
  - general economic conditions, either nationally or in our market areas, that are worse than expected; estimates of our risks and future costs and benefits.
  - competition among depository and other financial institutions;
  - inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
  - adverse changes in the securities markets;
  - our ability to enter new markets successfully and capitalize on growth opportunities;
  - our ability to successfully integrate acquired entities, if any;
  - changes in consumer spending, borrowing and savings habits;
  - changes in our organization, compensation and benefit plans;
  - our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
  - possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
  - the level of future deposit premium assessments;
  - the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
  - changes in the financial performance and/or condition of our borrowers; and
  - the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.
- Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

An Overview of Oritani

ORITANI FINANCIAL CORP.



PASSAIC COUNTY
BERGEN COUNTY
Ramsey
Woodcliff Lake
Park Ridge
Township of Washington
Ho-Ho-Kus
Emerson
New Milford
Paterson
Hackensack
Bergenfield
Teaneck
Clifton
Ridgefield Park
Palisades Park
Ridgefield
Cliffside Park
Fairview
Upper Montclair
North Bergen
Union City
ESSEX COUNTY
HUDSON COUNTY
Jersey City

County	Rank	Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Projected Population Change 2014-2019 (%)	Median HH Income 2014 ($)	Projected HH Income Change 2014-2019 (%)
Bergen	8	17	1,374,748	3.19	2.77	79,746	3.45
Hudson	18	5	123,181	0.43	4.58	59,841	8.75
Passaic	16	2	79,226	0.73	0.77	53,787	2.28
Essex	29	1	29,002	0.12	1.03	52,919	3.52
Total		**25**	**1,606,157**				
New Jersey Franchise					**2.78**	**76,455**	**3.80**
State of New Jersey					**1.64**	**69,176**	**3.62**
National					**3.50**	**51,579**	**4.58**

- Oritani Bank is a New Jersey-chartered savings bank headquartered in the Township of Washington, New Jersey, with a longstanding history of community banking since 1911
- Focuses on organic growth of loan portfolio through commercial real estate and multifamily loan originations
  - Gross loans have increased from $1.5 billion on June 30, 2010 to $2.6 billion as of September 30, 2014
- Operates 25 branches in demographically attractive Northern New Jersey
  - One of the largest community banking institutions in Northern New Jersey
  - Oritani ranks 8th in deposit market share in Bergen County with 17 branches; ranks 2nd among New Jersey based institutions
- Converted to MHC structure on January 24th, 2007, raising $122 million of gross proceeds
- Completed second-step conversion transaction on June 24th, 2010 raising $414 million of gross proceeds; experienced strong organic growth thereafter

Source: SNL Financial. Deposit information as of June 30, 2014
New Jersey Franchise demographic information weighted by deposits by county

An Overview of Oritani (Con't)

ORITANI FINANCIAL CORP.

Stockholder Information			
Dividends		**Market Information**	
Regular Dividend Yield	4.81%	Market Cap (mm)	$652.2
Dividend Yield Including Special Dividends	6.53%	Book Value	$11.60
		Price/Book	125%
Ownership			
Institutional	63%	Price/LTM EPS	15.3x
Insider	15%		

Note: Stockholder information based on a closing stock price of $14.55 on 11/20/2014

Financial Highlights

Dollars in Thousands (except per share amounts)	FY 2014	FY 2013	YoY Change
Assets	$3,140,200	$2,831,922	10.9%
Net Loans	$2,503,894	$2,275,782	10.0%
Deposits	$1,580,975	$1,419,703	11.4%
Net Income	$41,059	$39,544	3.8%
Basic Earnings Per Share	$0.96	$0.94	2.1%
TBV Per Share	$11.57	$11.43	1.2%
Dividend Yield*	6.02%	6.85%	(12.1%)
ROAA	1.40%	1.43%	(2.1%)
Efficiency Ratio	38.4%	36.7%	4.8%
Non-Performing Assets	$21,822	$25,652	(14.9%)

Dollars in Thousands (except per share amounts)	2015 FQ1	2014 FQ1	QoQ Change
Assets	$3,216,974	$2,823,635	13.9%
Net Loans	$2,579,162	$2,285,062	12.9%
Deposits	$1,678,685	$1,424,667	17.8%
Net Income	$10,161	$10,374	(2.1%)
Basic Earnings Per Share	$0.24	$0.24	0.0%
TBV Per Share	$11.60	$11.54	0.5%
Dividend Yield	4.97%	4.25%	16.8%
ROAA	1.27%	1.47%	(13.6%)
Efficiency Ratio	38.70%	36.60%	5.7%
Non-Performing Assets	$22,833	$27,733	(17.7%)

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

* Includes the impact of special dividends of $0.25 paid in December 2013 and $0.40 paid in December 2012; based on average stock price for each respective period

Financial Highlights - Trends

- Balance sheet strategies have had a significant positive impact on earnings
- Improved overall credit quality and decreasing provision for loan losses
- Strong profitability driven by one of the lowest efficiency ratios in the country
- Operating at one of the highest ROAs in the country
- Strong deposit growth
- Special dividends enhanced robust dividend yield

Strong Asset Growth Trajectory

- Oritani continues to execute its strategic plan of organic growth primarily through loan originations
  - Strong and steady results through a challenging environment

Dollars in thousands



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1.19B
$1.44B
$1.91 B
$2.48 B
$2.59 B
$2.70 B
$2.83 B
$3.14 B
$3.22B
14.6% CAGR
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Double Digit Loan Growth

- Oritani's focus on commercial real estate and multifamily loans has been a source of strength

Dollars in thousands



$2,800,000
$2,400,000
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
$0.77 B
$1.02 B
$1.30 B
$1.53 B
$1.70 B
$2.02 B
$2.31 B
$2.54 B
$2.61 B
17.9% CAGR
2007
2008
2009
2010
2011
2012
2013
2014
1Q2015
Residential
Multi-family
Commercial Real Estate
Second Mortgage and Equity
Construction and Land
Other + Deferred Fees

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Loan Geography

- Oritani's loan portfolio is concentrated in New Jersey and New York, and primarily within a 150 mile radius from our headquarters in Bergen County



New Jersey - 50.4%
New York - 32.6%
Pennsylvania - 9.7%
Connecticut - 2.4%
Delaware - 2.0%
Virginia - 1.4%
South Carolina - 0.9%
Other - 0.7%

Disciplined Underwriting Culture

- Oritani has maintained disciplined underwriting standards and a proactive approach to problem assets which have resulted in pristine asset quality, a reduced level of problem assets, and a significantly decreased loan loss provision

Dollars in thousands



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.66%
0.74%
0.78%
0.91%
0.69%
0.71%
2010
2011
2012
2013
2014
1Q 2015
Loan Loss Provision
NPAs Excluding Restructured/ Assets

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Continued Focus on Deposit Growth

ORITANI FINANCIAL CORP.

- Oritani's deposit gathering efforts, particularly for core deposits, have resulted in improved funding costs for the Company and significant increases in core deposits
  - Compounded annual growth rate of 20.2% for core deposits and 12.0% for total deposits since 2007

Dollars in thousands



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$0.70 B
$0.70 B
$1.13 B
$1.29 B
$1.38 B
$1.39 B
$1.42 B
$1.58 B
$1.68 B
3.18%
3.44%
2.75%
1.76%
1.21%
0.93%
0.62%
0.58%
0.64%
2007
2008
2009
2010
2011
2012
2013
2014
1Q2015
Time Deposits
Non-Time Deposits
Cost of Deposits

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Strong Net Interest Margin

ORITANI FINANCIAL CORP.

- Despite operating in an environment that places significant pressure on spread and margin, Oritani's margin has been strong and has significantly contributed to profitability.
- Both Oritani and its peers have experienced margin decline recently. Oritani has been able to largely offset this decline through growth of interest-earning assets.

Dollars in thousands



4.00%
3.50%
3.00%
2.50%
2.00%
3.25%
3.57%
3.36%
3.60%
3.55%
3.64%
3.69%
3.36%
3.50%
3.30%
3.16%
3.24%
2010
2011
2012
2013
2014
1Q2015
ORIT Net Interest Margin
Peer Median Net Interest Margin

Financial data is presented for Oritani's Fiscal Year Ended June 30. Peer group detailed on page 20

Loan Originations by Reprice / Maturity Date

- Oritani has remained disciplined in this period of contracting margins and has been unwilling to underwrite loans with undue interest rate risk

(Dollars in thousands)

Loan Originations for the Quarter Ended 9/30/2014		
Repricing or Maturing Within:	Amount	% of Originations
3 years or less	$68,258	46%
3 - 5 years	52,371	36%
5 - 7 years	17,692	12%
Greater than 7 years	8,471	6%
Total Originations	**$146,792**	**100%**

(Dollars in thousands)

Loan Originations for the Year Ended 6/30/2014		
Repricing or Maturing Within:	Amount	% of Originations
3 years or less	$161,629	27%
3 - 5 years	307,455	51%
5 - 7 years	63,395	11%
Greater than 7 years	70,653	12%
Total Originations	**$603,132**	**100%**

Robust Profitability In Volatile Environment

ORITANI FINANCIAL CORP.

Net Income Trends Since 2nd Step Conversion *(Dollars in thousands except per share amounts)*



$50,000
$40,000
$30,000
$20,000
$10,000
$0
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$8,364
$0.15
$28,507
$0.54
$31,650
$0.72
$39,544
$0.94
$41,059
$0.96
$40,644
$0.96
2010
2011
2012
2013
2014
Q1 2015 Annualized
Net Income
Basic Earnings Per Share

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year

Comparison of ROAA Results to Peers

ORITANI FINANCIAL CORP.

ROAA Trends Since 2nd Step Conversion



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.41%
1.13%
1.21%
1.43%
1.40%
1.27%
0.73%
0.85%
0.75%
0.79%
0.77%
0.88%
2010
2011
2012
2013
2014
2015Q1
ORIT ROAA
Median Peer ROAA

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer group is detailed on page 20

Continued Focus on Cost Control

ORITANI FINANCIAL CORP.

- Oritani has been keenly focused on controlling costs while growing top line revenues



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
48.2%*
54.1%
36.7%
58.2%
37.7%
56.1%
36.7%
60.6%
38.4%
60.8%
38.2%
60.0%
2010
2011
2012
2013
2014
2015Q1
ORIT Efficiency Ratio
Median Peer Efficiency Ratio

*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions. Including these items, the actual efficiency ratio was 62.5%

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year. Peer group is detailed on page 20

Dividend Yield

- Oritani has provided shareholders with a significantly higher dividend yield than its peers


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.4%
4.7%
2.5%
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
ORIT Regular Dividend Yield
ORIT Dividend Yield Inclusive of Special Dividends
Peer Average

Source: SNL Financial. Peer group is detailed on page 20. Peer average excludes special dividends
Based on average stock price for each respective quarter

Shareholder Friendly Capital Management

ORITANI FINANCIAL CORP.

- Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
  - June 22, 2011: Announced share repurchase program for 10% of outstanding shares
  - September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
  - November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 579,959 shares yet to be repurchased as of November 14, 2014
  - November 20, 2012: Declared special dividend of $0.40 per share
  - April 25, 2013: Increased quarterly dividend to $0.175 per share
  - November 26, 2013: Declared special dividend of $0.25 per share

	2010	2011	2012	2013	2014	2015Q1
Tier 1 Ratio	38.4%	34.2%	23.2%	20.9%	19.1%	18.7%
Total RBC Ratio	39.6%	35.5%	24.5%	22.2%	20.2%	19.9%
Tier 1 To Average Assets	31.6%	25.1%	19.0%	18.3%	17.1%	16.3%
TCE Ratio	26.0%	24.9%	18.9%	18.3%	16.8%	16.2%
Dividends Per Share*	$0.18	$0.375	$0.50	$1.025	$0.95	$0.18
Share Repurchase Plan?	-	✓	✓	✓	✓	✓
Common Shares Outstanding	56,202,485	55,513,265	45,198,765	45,391,031	45,499,332	44,819,654

Financial data is presented for Oritani's Fiscal Year Ended June 30 for each respective year
* Includes special dividends

QUESTIONS
&
ANSWERS

ORITANI FINANCIAL CORP.

Appendix: Oritani Peer Data

Institution Name	Ticker	City, State	Total Assets ($mm)
Investors Bancorp, Inc.	ISBC	Short Hills, NJ	$17,833
NBT Bancorp Inc.	NBTB	Norwich, NY	7,867
Sterling Bancorp	STL	Montebello, NY	7,337
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,718
Flushing Financial Corporation	FFIC	Lake Success, NY	4,892
Dime Community Bancshares, Inc.	DCOM	Brooklyn, NY	4,384
Kearny Financial Corp. (MHC)	KRNY	Fairfield, NJ	3,531
Lakeland Bancorp, Inc.	LBAI	Oak Ridge, NJ	3,499
Hudson Valley Holding Corp.	HVB	Yonkers, NY	3,120
Northfield Bancorp, Inc.	NFBK	Woodbridge, NJ	2,925
First of Long Island Corporation	FLIC	Glen Head, NY	2,571
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,309
Suffolk Bancorp	SUBK	Riverhead, NY	1,793
		Average	**$5,214**
		Median	**$3,531**

Source: SNL Financial as of the most recent reported quarter